Supplement dated April 15, 2021
to the Flexible Premium Variable Annuity
Prospectuses listed below, each dated May 1, 2020
Issued by National Integrity Life Insurance Company
through its Separate Account I

AnnuiChoice® II (includes AnnuiChoice)
Pinnacle (on or before April 30, 1998); Pinnacle III (May 1, 1998 to July 15, 2001; only version sold in Oregon); Pinnacle IV (July 16, 2001 to April 30, 2007) and Pinnacle V (May 1, 2007 to December 31, 2011)
Pinnacle V (post 1-1-12)

This supplement to the prospectuses identified above (the “Prospectuses”) describes the addition of a new Portfolio—Touchstone VST Balanced Fund, as well as the reorganization and removal of three Portfolios—Touchstone VST Conservative ETF Fund, Touchstone VST Moderate ETF Fund and Touchstone VST Aggressive ETF Fund (the “Touchstone ETF Funds”), available through the Variable Account Options of the variable annuity contracts issued by National Integrity Life Insurance Company. This supplement also describes the reclassification of a Portfolio—Blackrock Global Allocation V.I. Fund—with respect to an investment strategy offered by certain Riders available through such contracts. Please retain this supplement for future reference.

I.     Addition of New Portfolio – Touchstone VST Balanced Fund

Effective April 16, 2021, you may invest your contributions in the Touchstone VST Balanced Fund (the “Fund” or the “New Portfolio”), which will be available through your contract as an additional Variable Account Option (unless you elect certain Riders).

As a result of the foregoing, effective April 16, 2021, the following changes have been made to the Prospectuses:

•The information in Part 3 – Your Investments Options, in the section titled “The Variable Account Options,” is updated to include the following description for the New Portfolio under the sub-section titled “Touchstone Variable Series Trust”:

Touchstone VST Balanced Fund
The Fund seeks capital appreciation and current income by investing primarily in a diversified portfolio of fixed-income and equity securities. Under normal circumstances, the Fund generally expects to allocate 60% of its assets to equity securities and 40% of its assets to fixed-income securities. With respect to equities, the Fund invests primarily in the common stock and preferred stock of issuers having a market capitalization, at the time of purchase, above $5 billion, and the Fund may invest up to 35% of its equity sleeve in foreign issuers, including emerging market issuers, through ADRs. With respect to fixed-income, the Fund invests primarily in bonds, including mortgage-related securities, asset-

backed securities, government securities (both U.S. government securities and foreign sovereign debt), and corporate debt securities. The Fund’s fixed-income sleeve primarily invests in investment-grade debt securities, but the Fund may invest up to 30% of this sleeve in non-investment grade debt securities rated as low as B by a Nationally Recognized Statistical Rating Organization.
•The information in Appendix G is updated to include the following expense information for the New Portfolio:

Total Annual Portfolio Operating Expense Table

Portfolio	Manage- ment Fees	12b-1 Fee	Other Expenses	Acquired Funds Fees and Expenses	Total Annual Expenses	Contractual Fee Waivers/ Reimbursements	Total Annual Expenses after Fee Waivers/ Reimbursements
Touchstone VST Balanced, Class SC **	0.55%	0.25%	0.35%	0.01%	1.16%	0.36%	0.80%
**    The Fund’s total annual fund operating expenses do not correlate to the ratio of expenses to average net assets shown in the financial highlights section of the Fund’s prospectus because the ratio of expenses included in the financial highlights does not include Acquired Fund Fees and Expenses (AFFE).
Other expenses and AFFE for Class SC shares of the Fund are estimated based on fees and expenses incurred by Class I shares of the Fund for the year ended December 31, 2020 and expenses of similar Touchstone Funds. Class SC shares of the Fund commenced operations on April 13, 2021.
The Fund and the Fund’s advisor have entered into a contractual expense limitation agreement whereby the advisor will waive a portion of its fees or reimburse certain fund expenses (excluding dividend and interest expense related to short sales, interest, taxes, brokerage commissions and other transaction costs, portfolio transactions and investment related expenses, including expenses associated with the Fund’s liquidity providers, other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles, the cost of AFFE, if any, and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual fund operating expenses to 0.79% of average daily net assets of the Fund. This contractual expense limitation is effective through April 29, 2022, but can be terminated by a vote of the Fund’s board of trustees if it deems the termination beneficial to the Fund’s shareholders. The terms of the contractual expense limitation agreement provide that the advisor is entitled to recoup, subject to approval by the Fund’s board, such amounts waived or reimbursed for a period of up to three years from the date on which the advisor reduced its compensation or assumed expenses for the Fund. The Fund will make repayments to the advisor only if such repayment does not cause the annual fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense cap in place when such amounts were waived or reimbursed and (2) the Fund’s current expense limitation.
•The information in Part 6 – Optional Benefits and, if applicable, Part 10 – Prior Contracts (AnnuiChoice), under the sections titled “Guaranteed Lifetime Income Advantage Rider (GLIA)” and, if applicable, “Guaranteed Lifetime Income Advantage Plus (GLIA Plus) Rider” (AnnuiChoice and Pinnacle V), is updated to add the New Portfolio as an Investment Option available under your contract if you elect to purchase either the GLIA Rider or GLIA Plus Rider and allocate 100% of your Account Value to one of the following investment strategies, as applicable: Self Style, Life Style or Modern Markets.
◦Investment Strategy (Self Style) – The minimum and maximum allocation tables are updated to include the New Portfolio as a “Core Equity” Investment Option.

◦Investment Strategy (Modern Markets) – The allocation table is updated to replace the 90% allocation to Touchstone VST Moderate ETF Portfolio with a 90% allocation of your investment to the New Portfolio.
◦Investment Strategy (Life Style) – The allocation table is deleted in its entirety and replaced by a 100% allocation of your investment to the New Portfolio.
•The information in Part 6 – Optional Benefits (Pinnacle pre-2012), under the section titled “Guaranteed Minimum Withdrawal Benefit (GMWB) Rider”, is updated to note that contract owners who purchased the GMWB Rider and invested in one of the three Touchstone ETF Funds through GMWB Investment Option 1 are now invested in the Touchstone VST Balanced Fund. In addition, the investment allocation table under GMWB Investment Option 3 has been revised to add the New Portfolio as an Investment Option available under the Core Equity Portfolios Category.
•The information in Part 6 – Optional Benefits (Pinnacle pre-2012) and Part 10 – Prior Contracts (AnnuiChoice), under the section titled “Guaranteed Return Plus Rider”, is updated to note that contract owners who purchased the Guaranteed Return Plus Rider and invested in one of the three Touchstone ETF Funds are now invested in the Touchstone VST Balanced Fund. Contract owners who purchased the Guaranteed Return Plus Rider and invested in:
◦the Touchstone VST Conservative ETF Fund will receive a guaranteed minimum value of 125% of their contribution at the end of ten years; and
◦either the Touchstone VST Moderate ETF Fund or Touchstone VST Aggressive ETF Fund will receive a guaranteed minimum value of 115% of their contribution at the end of ten years.
Further, at the end of a ten-year period for each contribution, you may transfer that amount to any Investment Option then available. We will notify you at least 45 days before the end of the ten-year period for each contribution to your Guaranteed Return Plus Investment Option. If we do not receive your instructions prior to the end of the ten-year period, the amount will be transferred to the Touchstone VST Balanced Fund, without the Guaranteed Return Plus benefit or the fee.

II.     Reorganization and Removal of the Touchstone ETF Funds

Touchstone Advisors, Inc. has announced that, effective April 16, 2021, the Touchstone VST Conservative ETF Fund, Touchstone VST Moderate ETF Fund and Touchstone VST Aggressive ETF Fund (the Touchstone ETF Funds) will be reorganized into the Touchstone VST Balanced Fund (the New Portfolio). Effective upon the consummation of the reorganization, the Existing Variable Account Options of the Touchstone ETF Funds (the “Acquired Portfolios”) will be replaced with the New Portfolio.

As a result of the foregoing, effective April 16, 2021, the Acquired Portfolios will no longer be available for purchase through your contract as Variable Account Options.

Any Account Value you have in the Existing Variable Account Options of the Acquired Portfolios at the end of the Business Day on April 15, 2021 will be automatically transferred to the New Portfolio. You will not incur a transfer charge and the transfer will not count toward the 12 free transfers allowed each Contract Year. Any future contributions and purchases made through an automated program (such as asset rebalancing, systematic contribution, systematic transfer or dollar cost averaging) that are currently directed to the Acquired Portfolios will be redirected to the New Portfolio. You can provide different directions for your future contributions or automated program allocations by contacting us or your financial representative.

III.     Reclassification of Blackrock Global Allocation V.I. Fund for Certain Riders

Effective April 16, 2021, the Blackrock Global Allocation V.I. Fund, which is currently classified as an International Investment Option for purposes of the Self Style investment strategy available through each of the GLIA and GLIA Plus Riders, will be reclassified as a Core Equity Investment Option with respect to the Self Style investment strategies of those Riders on a going forward basis.

As a result of the foregoing, effective April 16, 2021, the reference to the Blackrock Global Allocation V.I. Fund in each of the Investment Strategy (Self Style) asset allocation tables, as presented in Part 6 – Optional Benefits, under the sections titled “Guaranteed Lifetime Income Advantage Rider (GLIA)” and, if applicable, “Guaranteed Lifetime Income Advantage Plus (GLIA Plus) Rider” (AnnuiChoice and Pinnacle V), will be moved from the “International—Maximum Allocation 20%” column to the “Core Equity—Minimum Allocation 40%, Maximum Allocation 70%” column.

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For more information about the New Portfolio, including the risks of investing, refer to the New Portfolio’s prospectus. For a prospectus, contact our offices in writing at National Integrity Life Insurance Company, P.O. Box 5720, Cincinnati, Ohio 45201-5720 or call us at 1-800-443-1778.

NI-79-17096-2104
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